Exhibit 10.26.1



INSURANCE BINDER

This binder is a temporary insurance contract, subject to the conditions shown on the reverse side of this form.

Producer:
Smith Bell & Thompson, Inc.
P.O. Box 730
102 S. Winooski Ave.
Burlington, VT 05402-0730

Company:                   Federal Insurance Co.
Date Effective:            2/24/96
Time:                      12:01 AM

Date Expiration:           04/24/96
Time:                      12:01 AM


Description of Operations: Manufacturer of Premium Ice Cream and Frozen
                           Yogurt

Insured:                   Ben & Jerry's Homemade, Inc.
                           P.O. Box 240
                           Waterbury, VT 05676

This binder is issued to extend coverage in the above named Company per expiring policy No.:  8121-24-97F

Coverages:
Executive Liability & Defense Coverage:                $7,500,000;
                                                       $  500,000 Ded./Org.
Fiduciary liability & Defense Coverage:                $1,000,000;
                                                       Nil Deductible
Commercial Crime Coverage:                             $  500,000;
                                                       $   10,000 Deductible
Kidnap/Ransom & Extortion Coverage:                    $1,000,000;
                                                       Nil Deductible

Agreed Allocation Endorsement: 80%/20%


CONDITIONS

This Company binds the kinds of insurance stipulated on the preceding page. The Insurance is subject to the terms, conditions and limitations of the policies in current use by the Company.


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This binder may be  cancelled  by the Insured by  surrender of this binder or by written notice to the Company stating when cancellation will be effective. This binder may be cancelled by the Company by notice to the Insured in accordance with the policy conditions. This binder is cancelled when replace by a policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the Rules and Rates in use by the Company.

APPLICABLE IN NEVADA

Any person who refuses to accept a binder which provides coverage of less than $1,000,000.00 when proof is required: (a) Shall be fined not more than $500.00, and (B) is liable to the party presenting the binder as proof of insurance for actual damages sustained therefrom.





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